SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2011

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)
(Exact name of registrant as specified in its charter)

Curaçao (State or other jurisdiction of incorporation)	1-4601 (Commission File Number)	52-0684746 (IRS Employer Identification No.)
42, rue Saint-Dominique, Paris, France 75007
5599 San Felipe, 17th Floor, Houston, Texas 77056
Parkstraat 83, The Hague, The Netherlands 2514 JG
(Addresses of principal executive offices and zip or postal codes)
Registrant’s telephone number in the United States, including area code: 713-375-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On March 28, 2011, Andrew Gould, Chairman and Chief Executive Officer of Schlumberger Limited (“Schlumberger”), addressed the oil and gas investment community at the 39th Annual Howard Weil Energy Conference in New Orleans, Louisiana. A copy of the presentation and slides is attached as Exhibit 99. Schlumberger has also posted this information on its website at www.slb.com/ir.
Forward-Looking Statements
     The attached presentation contains “forward-looking statements” within the meaning of the federal securities laws, which include any statements that are not historical facts, such as Schlumberger’s forecasts or expectations regarding business outlook; growth for Schlumberger as a whole and for each segment (and for specified products or geographic areas within each segment); the integration of both Smith and Geoservices into Schlumberger’s business; the anticipated benefits of those transactions; oil and natural gas demand and production growth; oil and natural gas prices; improvements in operating procedures and technology; capital expenditures by Schlumberger and the oil and gas industry; the business strategies of Schlumberger’s customers; future global economic and geopolitical conditions; and future results of operations. These statements are subject to risks and uncertainties, including, but not limited to, the current global economic downturn; changes in exploration and production spending by Schlumberger’s customers and changes in the level of oil and natural gas exploration and development; general economic and business conditions in key regions of the world; geopolitical risk; pricing erosion; seasonal factors; changes in government regulations and regulatory requirements, including those related to offshore oil and gas exploration, radioactive sources, explosives, chemicals, hydraulic fracturing services and climate-related initiatives; continuing operational delays or program reductions as of result of the lifted drilling moratorium in the Gulf of Mexico; the inability to successfully integrate the merged Smith and Geoservices businesses and to realize expected synergies, the inability to retain key employees; the ability of technology to meet new challenges in exploration; and other risks and uncertainties described in this presentation, as well as under “Item 1A. Risk Factors” and elsewhere in Schlumberger’s most recent Form 10-K and other filings that we make with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize (or the consequences of such a development change), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. Schlumberger disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibit is furnished in response to Item 7.01:
     99               Presentation at 39th Annual Howard Weil Energy Conference

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)
By:	/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: March 28, 2011